Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2016	2017	2018	2019
Year ended December 31:
Total fee revenue	$8,200	$9,001	$9,454	$9,147
Net interest income	2,084	2,304	2,671	2,566
Other income	7	(39)	6	43
Total revenue	10,291	11,266	12,131	11,756
Provision for credit losses	10	2	15	10
Total expenses	8,077	8,269	9,015	9,034
Income before income tax expense	2,204	2,995	3,101	2,712
Income tax expense	67	839	508	470
Net income from non-controlling interest	1	—	—	—
Net income	2,138	2,156	2,593	2,242
Net income available to common shareholders	$1,963	$1,972	$2,404	$2,009
Per common share:
Diluted earnings per common share	$4.96	$5.19	$6.39	$5.38
Average diluted common shares outstanding (in thousands)	396,090	380,213	376,476	373,666
Cash dividends declared per common share	$1.44	$1.60	$1.78	$1.98
Closing price per share of common stock (at year end)	77.72	97.61	63.07	79.10
Average balance sheet:
Investment securities	$100,738	$95,779	$88,070	$91,768
Total assets	229,727	219,450	223,385	223,334
Total deposits	170,485	163,808	161,408	158,262
Ratios and other metrics:
Return on average common equity	10.4%	10.5%	12.1%	9.4%
Pre-tax margin	21.4	26.6	25.6	23.1
Pre-tax margin, excluding notable items(1)	26.2	28.7	28.8	25.8
Net interest margin, fully taxable-equivalent basis	1.13	1.29	1.47	1.42
Common equity tier 1 ratio(2)(3)(4)	11.6	11.9	11.7	11.7
Tier 1 capital ratio(2)(3)(4)	14.7	15.0	15.5	14.5
Total capital ratio(2)(3)(4)	16.0	16.0	16.3	15.6
Tier 1 leverage ratio(2)(3)	6.5	7.3	7.2	6.9
Supplementary leverage ratio(2)(3)	5.9	6.5	6.3	6.1
Assets under custody and/or administration (in trillions)	$28.77	$33.12	$31.62	$34.36
Assets under management (in trillions)	2.47	2.78	2.51	3.12

(1) Notable items include acquisition and restructuring costs, gains on sales, and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.
                                        2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters							% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19		3Q20 vs. 2Q20
Income statement
Fee revenue	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	$2,306	2.1%		(3.0)%
Net interest income	673	613	644	636	664	559	478	(25.8)		(14.5)
Other income	(1)	—	—	44	2	—	—	—		—
Total revenue	2,932	2,873	2,903	3,048	3,065	2,937	2,784	(4.1)		(5.2)
Provision for credit losses(1)	4	1	2	3	36	52	—	nm		nm
Total expenses	2,293	2,154	2,180	2,407	2,255	2,082	2,103	(3.5)		1.0
Income before income tax expense	635	718	721	638	774	803	681	(5.5)		(15.2)
Income tax expense	127	131	138	74	140	109	126	(8.7)		15.6
Net income	508	587	583	564	634	694	555	(4.8)		(20.0)
Net income available to common shareholders	$452	$537	$528	$492	$580	$662	$517	(2.1)		(21.9)
Per common share:
Diluted earnings per common share	$1.18	$1.42	$1.42	$1.35	$1.62	$1.86	$1.45	2.1		(22.0)
Average diluted common shares outstanding (in thousands)	381,703	377,577	370,595	365,851	357,993	356,413	357,168	(3.6)		0.2
Cash dividends declared per common share	$.47	$.47	$.52	$.52	$.52	$.52	$.52	—		—
Closing price per share of common stock (as of quarter end)	65.81	56.06	59.19	79.10	53.27	63.55	59.33	0.2		(6.6)
Average for the quarter:
Investment securities	$88,273	$89,930	$93,588	$95,186	$97,560	$116,626	$110,448	18.0		(5.3)
Total assets	219,560	221,514	223,273	228,886	251,181	284,688	264,384	18.4		(7.1)
Total deposits	155,343	156,570	157,226	163,829	180,160	197,069	189,226	20.4		(4.0)
Securities on loan:
Average securities on loan	$368,321	$389,367	$387,964	$375,763	$378,200	$377,344	$375,296	(3.3)		(0.5)
End-of-period securities on loan	397,773	395,802	397,091	379,631	387,580	381,232	395,075	(0.5)		3.6
Ratios and other metrics:
Return on average common equity	8.7%	10.1%	9.7%	9.0%	10.9%	12.1%	8.9%	(80)	bps	(320)	bps
Pre-tax margin	21.7	25.0	24.8	20.9	25.3	27.3	24.5	(30)		(280)
Pre-tax margin, excluding notable items(2)	22.5	25.4	26.4	29.1	25.6	27.7	24.7	(170)		(300)
Net interest margin, fully taxable-equivalent basis	1.54	1.38	1.42	1.36	1.30	0.93	0.85	(57)		(8)
Common equity tier 1 ratio(3)(4)	11.5	11.5	11.3	11.7	10.7	12.3	12.4	110		10
Tier 1 capital ratio(3)(4)	15.0	14.9	14.6	14.5	12.9	14.6	14.6	—		—
Total capital ratio(3)(4)	15.9	15.5	15.3	15.6	14.1	15.7	15.6	30		(10)
Tier 1 leverage ratio(3	7.4	7.6	7.4	6.9	6.1	6.1	6.6	(80)		50
Supplementary leverage ratio(3)	6.6	6.7	6.6	6.1	5.4	8.3	8.2	160		(10)
Assets under custody and/or administration (in billions)	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	$36,643	11.4%		9.3%
Assets under management (in billions)	2,805	2,918	2,953	3,116	2,689	3,054	3,148	6.6		3.1

(1) In accordance with ASU 2016-13, the provision for credit losses for 1Q20, 2Q20 and 3Q20 includes the provision on funded and unfunded commitments as well as HTM securities. The provision for credit losses on unfunded commitments of ($4 million), $4 million, zero and $3 million for 1Q19, 2Q19, 3Q19 and 4Q19, respectively, is included within other expenses.

(2) Notable items include acquisition and restructuring costs, gains on sales and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

nm Denotes not meaningful
                                        3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20		3Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20	2019	2020	YTD2020 vs. YTD2019
Fee revenue:
Servicing fees	$1,251	$1,252	$1,272	$1,299	$1,287	$1,272		$1,301	2.3%	2.3%	$3,775	$3,860	2.3%
Management fees	420	441	445	465	449	425		455	2.2	7.1	1,306	1,329	1.8
Foreign exchange trading services	280	273	284	274	459	344		294	3.5	(14.5)	837	1,097	31.1
Securities finance	118	126	116	111	92	92		84	(27.6)	(8.7)	360	268	(25.6)
Software and processing fees	191	168	142	219	112	245		172	21.1	(29.8)	501	529	5.6
Total fee revenue	2,260	2,260	2,259	2,368	2,399	2,378		2,306	2.1	(3.0)	6,779	7,083	4.5
Net interest income:
Interest income	1,027	1,007	1,001	906	868	674	—	520	(48.1)	(22.8)	3,035	2,062	(32.1)
Interest expense	354	394	357	270	204	115		42	(88.2)	(63.5)	1,105	361	(67.3)
Net interest income	673	613	644	636	664	559		478	(25.8)	(14.5)	1,930	1,701	(11.9)
Other income:
Gains (losses) related to investment securities, net	(1)	—	—	—	2	—		—	—	—	(1)	2	nm
Other income	—	—	—	44	—	—		—	—	—	—	—	—
Total other income	(1)	—	—	44	2	—		—	—	—	(1)	2	nm
Total revenue	2,932	2,873	2,903	3,048	3,065	2,937		2,784	(4.1)	(5.2)	8,708	8,786	0.9
Provision for credit losses(1)	4	1	2	3	36	52		—	nm	nm	7	88	nm
Expenses:
Compensation and employee benefits	1,229	1,084	1,083	1,145	1,208	1,051		1,062	(1.9)	1.0	3,396	3,321	(2.2)
Information systems and communications	362	365	376	362	385	376		395	5.1	5.1	1,103	1,156	4.8
Transaction processing services	242	245	254	242	254	233		234	(7.9)	0.4	741	721	(2.7)
Occupancy	116	115	113	126	109	109		109	(3.5)	—	344	327	(4.9)
Acquisition and restructuring costs	9	12	27	29	11	12		15	(44.4)	25.0	48	38	(20.8)
Amortization of other intangible assets	60	59	59	58	58	58		59	—	1.7	178	175	(1.7)
Other	275	274	268	445	230	243		229	(14.6)	(5.8)	817	702	(14.1)
Total expenses	2,293	2,154	2,180	2,407	2,255	2,082		2,103	(3.5)	1.0	6,627	6,440	(2.8)
Income before income tax expense	635	718	721	638	774	803		681	(5.5)	(15.2)	2,074	2,258	8.9
Income tax expense	127	131	138	74	140	109		126	(8.7)	15.6	396	375	(5.3)
Net income	$508	$587	$583	$564	$634	$694		$555	(4.8)	(20.0)	$1,678	$1,883	12.2

                                        4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19		3Q20 vs. 2Q20		2019	2020	YTD2020 vs. YTD2019
Adjustments to net income:
Dividends on preferred stock(2)(3)	$(55)	$(50)	$(55)	$(72)	$(53)	$(32)	$(38)	(30.9)%		18.8%		$(160)	$(123)	(23.1)%
Earnings allocated to participating securities	(1)	—	—	—	(1)	—	—	—		—		(1)	(1)	—
Net income available to common shareholders	$452	$537	$528	$492	$580	$662	$517	(2.1)		(21.9)		$1,517	$1,759	16.0

Per common share:
Basic earnings	$1.20	$1.44	$1.44	$1.36	$1.64	$1.88	$1.47	2.1		(21.8)		$4.07	$4.99	22.6
Diluted earnings	1.18	1.42	1.42	1.35	1.62	1.86	1.45	2.1		(22.0)		4.03	4.93	22.3
Average common shares outstanding (in thousands):
Basic	377,915	373,773	366,732	361,439	353,746	352,157	352,586	(3.9)		0.1		372,766	352,829	(5.3)
Diluted	381,703	377,577	370,595	365,851	357,993	356,413	357,168	(3.6)		0.2		376,361	356,971	(5.2)
Cash dividends declared per common share	$.47	$.47	$.52	$.52	$.52	$.52	$.52	—		—		$1.46	$1.56	6.8
Closing price per share of common stock (as of quarter end)	65.81	56.06	59.19	79.10	53.27	63.55	59.33	0.2		(6.6)		59.19	59.33	0.2
Financial ratios:
Effective tax rate	20.1%	18.1%	19.2%	11.6%	18.1%	13.6%	18.5%	(70)	bps	490	bps	19.1%	16.6%	(250)	bps
Return on average common equity	8.7	10.1	9.7	9.0	10.9	12.1	8.9	(80)		(320)		9.5	10.6	110
Return on tangible common equity(4)	15.0	15.8	16.3	16.3	18.7	18.5	16.6	30		(190)		16.3	16.6	30
Pre-tax margin	21.7	25.0	24.8	20.9	25.3	27.3	24.5	(30)		(280)		23.8	25.7	190
Pre-tax margin, excluding notable items(5)	22.5	25.4	26.4	29.1	25.6	27.7	24.7	(170)		(300)		24.7	26.0	130

(1) In accordance with ASU 2016-13, the provision for credit losses for 1Q20, 2Q20 and 3Q20 includes the provision on funded and unfunded commitments as well as HTM securities. The provision for credit losses on unfunded commitments of ($4 million), $4 million, zero and $3 million for 1Q19, 2Q19, 3Q19 and 4Q19, respectively, is included within other expenses.

(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed all outstanding Series E noncumulative perpetual preferred stock on December 15, 2019 at a redemption price of $750 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $22 million resulted in an EPS impact of approximately ($.06) per share in 2019.

(4) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(5) Notable items include acquisition and restructuring costs and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
nm Denotes not meaningful

                                        5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of							% Change
(Dollars in millions, except per share amounts)	March 31, 2019(1)	June 30, 2019(1)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	3Q20 vs. 3Q19	3Q20 vs. 2Q20
Assets:
Cash and due from banks	$4,000	$3,110	$3,598	$3,302	$4,932	$3,685	$4,848	34.7%	31.6%
Interest-bearing deposits with banks	53,864	62,534	62,324	68,965	147,735	90,199	75,967	21.9	(15.8)
Securities purchased under resale agreements	1,522	1,732	3,041	1,487	1,037	4,026	4,499	47.9	11.7
Trading account assets	856	894	839	914	872	883	840	0.1	(4.9)
Investment securities:
Investment securities available-for-sale	49,002	53,242	54,757	53,815	55,843	56,231	61,780	12.8	9.9
Investment securities held-to-maturity purchased under money market liquidity facility(2)	—	—	—	—	26,808	11,257	4,824	100.0	(57.1)
Investment securities held-to-maturity(3)	41,145	39,236	39,119	41,782	41,150	41,848	45,394	16.0	8.5
Total investment securities	90,147	92,478	93,876	95,597	123,801	109,336	111,998	19.3	2.4
Loans	23,381	25,421	27,009	26,309	32,379	26,860	27,035	0.1	0.7
Allowance for loan losses(4)	70	72	71	74	97	141	134	88.7	(5.0)
Loans, net	23,311	25,349	26,938	26,235	32,282	26,719	26,901	(0.1)	0.7
Premises and equipment, net(5)	2,230	2,244	2,306	2,282	2,225	2,212	2,193	(4.9)	(0.9)
Accrued interest and fees receivable	3,277	3,202	3,258	3,231	3,274	3,235	3,291	1.0	1.7
Goodwill	7,549	7,565	7,500	7,556	7,506	7,538	7,607	1.4	0.9
Other intangible assets	2,208	2,155	2,077	2,030	1,963	1,914	1,870	(10.0)	(2.3)
Other assets	39,368	40,277	38,849	34,011	36,900	30,495	32,061	(17.5)	5.1
Total assets	$228,332	$241,540	$244,606	$245,610	$362,527	$280,242	$272,075	11.2	(2.9)
Liabilities:
Deposits:
Non-interest-bearing	$35,295	$34,278	$33,719	$34,031	$69,404	$42,132	$41,183	22.1	(2.3)
Interest-bearing -- U.S.	62,988	68,964	72,260	77,504	110,106	87,197	85,434	18.2	(2.0)
Interest-bearing -- Non-U.S.	64,188	67,352	64,907	70,337	77,594	71,133	70,896	9.2	(0.3)
Total deposits(6)	162,471	170,594	170,886	181,872	257,104	200,462	197,513	15.6	(1.5)
Securities sold under repurchase agreements	1,420	1,829	1,330	1,102	5,373	3,513	2,430	82.7	(30.8)
Short-term borrowings under money market liquidity facility	—	—	—	—	25,665	11,261	4,819	100.0	(57.2)
Other short-term borrowings	947	4,939	7,073	839	4,835	912	5,838	(17.5)	nm
Accrued expenses and other liabilities	27,274	27,350	28,653	24,857	30,151	23,634	22,064	(23.0)	(6.6)
Long-term debt	11,182	11,374	11,455	12,509	15,538	15,587	13,853	20.9	(11.1)
Total liabilities	203,294	216,086	219,397	221,179	338,666	255,369	246,517	12.4	(3.5)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	—	—	—	(100.0)	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	—	—	—	—	(100.0)	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(7)(8)	504	504	504	504	504	504	504	—	—
Surplus	10,082	10,109	10,117	10,132	10,155	10,179	10,192	0.7	0.1
Retained earnings	20,911	21,274	21,612	21,918	22,315	22,794	23,128	7.0	1.5
Accumulated other comprehensive income (loss)	(1,180)	(874)	(985)	(876)	(920)	(430)	(111)	(88.7)	(74.2)
Treasury stock, at cost(9)	(8,969)	(9,249)	(9,729)	(10,209)	(10,664)	(10,645)	(10,626)	9.2	(0.2)
Total shareholders' equity	25,038	25,454	25,209	24,431	23,861	24,873	25,558	1.4	2.8
Total liabilities and equity	$228,332	$241,540	$244,606	$245,610	$362,527	$280,242	$272,075	11.2	(2.9)

(1) Certain previously reported amounts presented in this earnings release addendum have been reclassified to conform to current-period presentation.
(2)Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$—	$—	$—	$—	$26,808	$11,294	$4,841
(3) Fair value of investment securities held-to-maturity	40,971	39,473	39,535	42,157	42,201	43,037	46,510
(4) Total allowance for credit losses including off-balance sheet commitments	83	88	86	91	124	163	153
(5) Accumulated depreciation for premises and equipment	3,937	4,091	4,235	4,367	4,459	4,591	4,744
(6) Average total deposits	155,343	156,570	157,226	163,829	180,160	197,069	189,226
(7) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(8) Total common shares outstanding	376,720,715	372,572,622	363,623,285	357,389,416	351,943,858	352,383,250	352,797,695
(9) Treasury stock shares	127,158,927	131,307,020	140,256,357	146,490,226	151,935,784	151,496,392	151,081,947
                                        6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters														% Change
	1Q19		2Q19		3Q19		4Q19		1Q20		2Q20		3Q20		3Q20 vs. 3Q19	3Q20 vs. 2Q20
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$48,856	0.99%	$48,074	0.91%	$45,791	0.85%	$51,284	0.69%	$67,120	0.49%	$86,744	0.01%	$72,717	(0.03)%	58.8%	(16.2)%
Securities purchased under resale agreements(2)	2,775	14.33	1,975	18.30	3,149	12.75	2,124	14.00	1,805	14.38	3,342	2.95	4,181	1.91	32.8	25.1
Trading account assets	866	—	892	—	880	—	897	—	915	—	877	—	900	—	2.3	2.6
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	15,427	1.79	13,960	1.83	13,614	1.83	14,017	1.83	14,102	1.79	14,182	1.65	14,160	1.54	4.0	(0.2)
Mortgage- and asset-backed securities	39,216	3.06	41,905	2.83	44,357	2.71	44,009	2.60	43,947	2.66	44,801	2.27	47,369	1.68	6.8	5.7
State and political subdivisions(3)	1,914	3.43	1,909	3.34	1,839	3.27	1,815	3.20	1,782	3.05	1,728	3.11	1,705	2.79	(7.3)	(1.3)
Other investments:
Asset-backed securities	9,078	2.47	9,335	2.54	9,913	2.39	10,593	2.28	10,645	1.94	10,353	1.50	11,004	1.03	11.0	6.3
Collateralized mortgage-backed securities and obligations	980	3.78	918	3.69	871	3.31	818	2.95	741	2.69	683	1.83	662	1.89	(24.0)	(3.1)
Investment securities held-to-maturity purchased under money market liquidity facility	—	—	—	—	—	—	—	—	2,045	1.57	19,037	1.49	7,488	1.32	nm	(60.7)
Other debt investments and equity securities(3)	21,658	1.04	21,903	1.05	22,994	1.04	23,934	1.07	24,298	1.00	25,842	0.82	28,060	0.67	22.0	8.6
Total investment securities	88,273	2.30	89,930	2.23	93,588	2.16	95,186	2.08	97,560	2.03	116,626	1.69	110,448	1.33	18.0	(5.3)
Loans (4)	23,056	3.49	23,824	3.33	23,926	3.24	25,461	2.86	28,468	2.62	27,369	2.30	25,974	2.13	8.6	(5.1)
Other interest-earning assets	15,286	2.89	15,104	3.02	13,990	3.02	12,295	2.13	10,764	1.70	9,831	0.13	11,586	0.10	(17.2)	17.9
Total interest-earning assets	179,112	2.34	179,799	2.26	181,324	2.20	187,247	1.93	206,632	1.70	244,789	1.12	225,806	0.92	24.5	(7.8)
Cash and due from banks	3,078		4,011		3,114		3,358		3,856		3,480		3,652		17.3	4.9
Other assets	37,370		37,704		38,835		38,281		40,693		36,419		34,926		(10.1)	(4.1)
Total assets	$219,560		$221,514		$223,273		$228,886		$251,181		$284,688		$264,384		18.4	(7.1)
Liabilities:
Interest-bearing deposits:
U.S.	$64,531	0.83%	$66,502	0.91%	$67,170	0.83%	$71,910	0.64%	$80,247	0.50%	$91,097	0.03%	$85,432	0.02%	27.2	(6.2)
Non-U.S.(5)	59,775	0.26	61,303	0.39	61,355	0.21	62,737	(0.04)	64,340	(0.20)	66,977	(0.36)	69,514	(0.37)	13.3	3.8
Total interest-bearing deposits(5)	124,306	0.56	127,805	0.66	128,525	0.53	134,647	0.32	144,587	0.19	158,074	(0.13)	154,946	(0.16)	20.6	(2.0)
Securities sold under repurchase agreements	1,773	2.66	1,488	2.19	1,998	1.45	1,208	1.18	1,773	0.55	3,394	0.03	2,891	0.08	44.7	(14.8)
Short-term borrowings under money market liquidity facility	—	—	—	—	—	—	—	—	2,187	1.11	19,036	1.23	7,449	1.24	nm	(60.9)
Other short-term borrowings	1,157	1.34	2,041	1.22	1,788	1.68	1,110	1.17	2,960	1.32	3,073	0.66	1,724	0.44	(3.6)	(43.9)
Long-term debt	10,955	3.89	11,228	3.78	11,415	3.48	12,286	3.34	13,288	2.64	15,574	2.45	14,794	1.86	29.6	(5.0)
Other interest-bearing liabilities	4,642	5.31	3,979	6.47	3,691	7.62	4,106	4.85	3,434	3.55	3,461	1.07	2,764	1.28	(25.1)	(20.1)
Total interest-bearing liabilities	142,833	1.00	146,541	1.08	147,417	0.96	153,357	0.70	168,229	0.49	202,612	0.23	184,568	0.09	25.2	(8.9)
Non-interest bearing deposits	31,037		28,765		28,701		29,182		35,573		38,995		34,280		19.4	(12.1)
Other liabilities	20,921		21,188		21,935		21,140		23,052		18,678		20,050		(8.6)	7.3
Preferred shareholders' equity	3,690		3,690		3,690		3,541		2,861		2,472		2,472		(33.0)	—
Common shareholders' equity	21,079		21,330		21,530		21,666		21,466		21,931		23,014		6.9	4.9
Total liabilities and shareholders' equity	$219,560		$221,514		$223,273		$228,886		$251,181		$284,688		$264,384		18.4	(7.1)
Excess of rate earned over rate paid		1.34%		1.18%		1.24%		1.23%		1.21%		0.89%		0.83%
Net interest margin		1.54%		1.38%		1.42%		1.36%		1.30%		0.93%		0.85%
Net interest income, fully taxable-equivalent basis		$678		$618		$648		$640		$668		$564		$482
Tax-equivalent adjustment		(5)		(5)		(4)		(4)		(4)		(5)		(4)
Net interest income, GAAP-basis(5)		$673		$613		$644		$636		$664		$559		$478

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $59 billion, $75 billion, $118 billion and $94 billion in the first, second, third and fourth quarters of 2019, respectively, and approximately $124 billion, $103 billion and $83 billion in the first, second and third quarters of 2020. Excluding the impact of netting, the average interest rates would be approximately 0.64%, 0.47%, 0.33% and 0.31% in the first, second, third and fourth quarters of 2019, respectively, and approximately 0.21%, 0.09% and 0.09% in the first, second and third quarters of 2020.

(3)State and political subdivisions consists of municipal bonds and clipper tax exempt bonds.Other debt investments and equity securities consists of non-U.S. government and agency securities, corporate bonds, covered bonds and other.

(4) Average loans are presented on a gross basis. We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Prior to 2020, we recognized Allowance for loan losses. Average loans net of allowance for loan losses amount to approximately $22,989 million, $23,754 million, $23,855 million and $25,390 million in the first, second, third and fourth quarters of 2019, respectively, and net of expected credit losses of approximately $28,398 million, $27,277 million and $25,839 million in the first, second and third quarters of 2020.

(5) Average rates includes the impact of FX swap expense of approximately $39 million, $59 million, $37 million and $18 million in the first, second, third and fourth quarters of 2019, respectively, and approximately ($2) million, ($17) million and ($19) million in the first,second and third quarters of 2020. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 0.43%, 0.47%, 0.42% and 0.27% for the first, second, third and fourth quarters of 2019, respectively, and approximately 0.19%, (0.09)% and (0.11)% for the first, second and third quarters of 2020.

                                        7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2019 and 2020, adjusted for applicable state income taxes, net of related federal benefit.

	Year-to-Date				% Change
	2019		2020		2020 vs 2019
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average rates
Assets:
Interest-bearing deposits with banks	$47,562	0.92%	$75,517	0.14%	58.8%
Securities purchased under resale agreements (2)	2,634	14.69	3,114	4.68	18.2
Trading account assets	880	—	897	—	1.9
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	14,327	1.82	14,148	1.66	(1.2)
Mortgage- and asset-backed securities	41,845	2.86	45,380	2.19	8.4
State and political subdivisions(3)	1,887	3.35	1,738	2.99	(7.9)
Other investments:
Asset-backed securities	9,445	2.46	10,669	1.49	13.0
Collateralized mortgage-backed securities and obligations	923	3.61	695	2.15	(24.7)
Investment securities held-to-maturity purchased under money market liquidity facility	—	—	9,516	1.45	nm
Other debt investments and equity securities(3)	22,190	1.04	26,074	0.81	17.5
Total investment securities	90,617	2.23	108,220	1.67	19.4
Loans (4)	23,605	3.35	27,266	2.36	15.5
Other interest-earning assets	14,790	2.98	10,729	0.64	(27.5)
Total interest-earning assets	180,088	2.26	225,743	1.23	25.4
Cash and due from banks	3,401		3,663		7.7
Other assets	37,975		37,336		(1.7)
Total assets	$221,464		$266,742		20.4
Liabilities:
Interest-bearing deposits:
U.S.	$66,077	0.86	$85,592	0.17	29.5
Non-U.S.(5)	60,817	0.29	66,953	(0.31)	10.1
Total interest-bearing deposits(5)	126,894	0.58	152,545	(0.04)	20.2
Securities sold under repurchase agreements	1,754	2.06	2,687	0.16	53.2
Short-term borrowings under money market liquidity facility	—	—	9,550	1.22	nm
Other short-term borrowings	1,664	1.41	2,582	0.86	55.2
Long-term debt	11,201	3.71	14,553	2.31	29.9
Other interest-bearing liabilities	4,101	6.39	3,217	2.01	(21.6)
Total interest-bearing liabilities	145,614	1.01	185,134	0.26	27.1
Non-interest bearing deposits	29,493		36,276		23.0
Other liabilities	21,353		20,591		(3.6)
Preferred shareholders' equity	3,690		2,601		(29.5)
Common shareholders' equity	21,314		22,140		3.9
Total liabilities and shareholders' equity	$221,464		$266,742		20.4
Excess of rate earned over rate paid		1.25%		0.97%
Net interest margin		1.44%		1.01%
Net interest income, fully taxable-equivalent basis		$1,944		$1,714
Tax-equivalent adjustment		(14)		(13)
Net interest income, GAAP-basis (5)		$1,930		$1,701

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2)Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $84 billion and $103 billion as of September 30, 2019 and 2020, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.45% and 0.14% for the nine months ended September 30, 2019 and 2020, respectively.

(3)State and political subdivisions consists of municipal bonds and clipper tax exempt bonds.Other debt investments and equity securities consists of non-U.S. government and agency securities, corporate bonds, covered bonds and other.

(4) Average loans are presented on a gross basis. We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Prior to 2020, we recognized Allowance for loan losses. Average loans net of allowance for loan losses amount to approximately $23,536 million in the first nine months of 2019 and net of expected credit losses of approximately $27,167 million in the first nine months of 2020.

(5) Average rates include the impact of FX swap expense of approximately $135 million and ($39) million for the nine months ended September 30, 2019 and 2020, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.44% and (0.01%) for the nine months ended September 30, 2019 and 2020, respectively.

                                        8

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters							% Change
(Dollars in billions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20
Assets Under Custody and/or Administration
By Product Classification:
Mutual funds	$8,586	$8,645	$8,687	$9,221	$8,056	$9,155	$10,143	16.8%	10.8%
Collective funds, including ETFs	9,436	9,272	9,224	9,796	8,662	9,111	9,960	8.0	9.3
Pension products	6,513	6,542	6,817	6,924	6,730	6,694	7,322	7.4	9.4
Insurance and other products	8,108	8,295	8,171	8,417	8,416	8,555	9,218	12.8	7.7
Total Assets Under Custody and/or Administration	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	$36,643	11.4	9.3
By Financial Instrument:
Equities	$18,924	$18,504	$18,243	$19,301	$16,267	$18,190	$20,094	10.1	10.5
Fixed-income	9,831	10,089	10,413	10,766	11,096	11,342	12,403	19.1	9.4
Short-term and other investments	3,888	4,161	4,243	4,291	4,501	3,983	4,146	(2.3)	4.1
Total Assets Under Custody and/or Administration	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	$36,643	11.4	9.3
By Geographic Location(1):
Americas	$23,979	$23,989	$23,888	$25,018	$22,787	$24,375	$26,666	11.6	9.4
Europe/Middle East/Africa	6,875	6,937	7,091	7,325	7,112	7,155	7,675	8.2	7.3
Asia/Pacific	1,789	1,828	1,920	2,015	1,965	1,985	2,302	19.9	16.0
Total Assets Under Custody and/or Administration	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	$36,643	11.4	9.3
Assets Under Custody(2)
By Product Classification:
Mutual funds	$7,966	$8,012	$8,060	$8,447	$7,416	$8,421	$8,798	9.2	4.5
Collective funds, including ETFs	7,445	7,614	7,668	8,216	7,191	7,639	8,283	8.0	8.4
Pension products	5,307	5,236	5,457	5,554	5,395	5,363	5,860	7.4	9.3
Insurance and other products	3,851	3,909	3,893	3,978	3,810	3,976	4,392	12.8	10.5
Total Assets Under Custody	$24,569	$24,771	$25,078	$26,195	$23,812	$25,399	$27,333	9.0	7.6
By Geographic Location(1):
Americas	$18,784	$18,911	$19,048	$19,838	$17,701	$19,226	$20,450	7.4	6.4
Europe/Middle East/Africa	4,462	4,515	4,615	4,858	4,666	4,714	5,212	12.9	10.6
Asia/Pacific	1,323	1,345	1,415	1,499	1,445	1,459	1,671	18.1	14.5
Total Assets Under Custody	$24,569	$24,771	$25,078	$26,195	$23,812	$25,399	$27,333	9.0	7.6

(1) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(2) Assets under custody are a component of assets under custody and/or administration presented above.
                                        9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters							% Change
(Dollars in billions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$85	$86	$84	$88	$68	$75	$81	(3.6)%	8.0%
Passive(1)	1,694	1,757	1,747	1,903	1,493	1,770	1,879	7.6	6.2
Total Equity	1,779	1,843	1,831	1,991	1,561	1,845	1,960	7.0	6.2
Fixed-Income:
Active	88	93	92	89	89	91	87	(5.4)	(4.4)
Passive	341	357	367	379	369	385	405	10.4	5.2
Total Fixed-Income	429	450	459	468	458	476	492	7.2	3.4
Cash(2)	314	319	336	324	364	390	333	(0.9)	(14.6)
Multi-Asset-Class Solutions:
Active	22	23	23	24	21	23	24	4.3	4.3
Passive	125	132	134	133	120	135	142	6.0	5.2
Total Multi-Asset-Class Solutions	147	155	157	157	141	158	166	5.7	5.1
Alternative Investments(3):
Active	21	21	22	21	20	19	20	(9.1)	5.3
Passive(1)	115	130	148	155	145	166	177	19.6	6.6
Total Alternative Investments	136	151	170	176	165	185	197	15.9	6.5
Total Assets Under Management	$2,805	$2,918	$2,953	$3,116	$2,689	$3,054	$3,148	6.6	3.1
By Geographic Location:
North America	$1,899	$1,965	$1,999	$2,115	$1,847	$2,104	$2,169	8.5	3.1
Europe/Middle East/Africa	447	471	476	493	416	462	478	0.4	3.5
Asia/Pacific	459	482	478	508	426	488	501	4.8	2.7
Total Assets Under Management	$2,805	$2,918	$2,953	$3,116	$2,689	$3,054	$3,148	6.6	3.1

(1) 1Q19 and 2Q19 have been revised to reflect a reclassification of $14 billion in assets from Passive Equity to Passive Alternative Assets.
(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust, for which we are not the investment manager but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments	$45	$48	$56	$56	$59	$77	$88	57.1%	14.3%
Cash	8	9	9	9	18	16	14	55.6	(12.5)
Equity	535	548	553	618	474	571	605	9.4	6.0
Fixed-Income	73	77	80	85	78	90	94	17.5	4.4
Total Exchange-Traded Funds	$661	$682	$698	$768	$629	$754	$801	14.8	6.2

(1) Exchange-traded funds are a component of assets under management presented above.
                                        10

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)(3)
Long Term Funds(4)	$109.0	$62.4	$34.9	$50.2	$(240.1)	$56.3	$1.2
Money Market	34.1	101.7	198.9	181.5	664.8	259.4	(192.8)
ETF	34.3	53.0	28.5	88.4	22.1	69.6	77.8
Total Flows	$177.4	$217.1	$262.3	$320.1	$446.8	$385.3	$(113.8)

EMEA-Morningstar Direct Market Data(1)(2)(5)
Long Term Funds(4)	$25.8	$89.8	$97.6	$160.0	$(137.6)	$167.6	$175.3
Money Market	16.0	16.0	83.2	(9.4)	11.6	152.8	117.0
ETF	$30.4	$10.2	$30.1	$48.1	$(2.9)	$36.2	$39.7
Total Flows	$72.2	$116.0	$210.9	$198.7	$(128.9)	$356.6	$332.0

(1) Data providers for North America and EMEA industry flows were changed to Morningstar from other providers in 3Q20 for consistency across regions and other efficiency considerations. Data collection and tabulation methodologies among data providers differ. All periods presented reflect data sourced from Morningstar. Prior period data therefore differs from data previously presented, which was sourced from other data providers. Industry data is provided for illustrative purposes only. It is not intended to reflect State Street’s activity or its clients’ activity and is indicative of only segments of the entire industry.

(2) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(3) The third quarter of 2020 data for North America (US domiciled) includes Morningstar actuals July and August and Morningstar estimates for September 2020.
(4) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(5) The third quarter of 2020 data for Europe is on a rolling three month basis for June 2020 through August 2020, sourced by Morningstar.
                                        11

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	3Q20	2Q20	3Q19		3Q20 vs. 2Q20	3Q20 vs. 3Q19		3Q20		2Q20	3Q19	3Q20 vs. 2Q20	3Q20 vs. 3Q19		3Q20	2Q20		3Q19	3Q20 vs. 2Q20	3Q20 vs. 3Q19	3Q20	2Q20	3Q19	3Q20 vs. 2Q20	3Q20 vs. 3Q19
Servicing fees	$1,301	$1,272	$1,272		2.3%	2.3%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,301	$1,272	$1,272	2.3%	2.3%
Management fees	—	—	—		—	—		455		425	445	7.1	2.2		—	—		—	—	—	455	425	445	7.1	2.2
Foreign exchange trading services	252	312	249		(19.2)	1.2		42		32	35	31.3	20.0		—	—		—	—	—	294	344	284	(14.5)	3.5
Securities finance	81	88	114		(8.0)	(28.9)		3		4	2	(25.0)	50.0		—	—		—	—	—	84	92	116	(8.7)	(27.6)
Software and processing fees	162	229	140		(29.3)	15.7		10		16	2	(37.5)	nm		—	—		—	—	—	172	245	142	(29.8)	21.1
Total fee revenue	1,796	1,901	1,775		(5.5)	1.2		510		477	484	6.9	5.4		—	—		—	—	—	2,306	2,378	2,259	(3.0)	2.1
Net interest income	482	571	649		(15.6)	(25.7)		(4)		(12)	(5)	(66.7)	(20.0)		—	—		—	—	—	478	559	644	(14.5)	(25.8)
Total revenue	2,278	2,472	2,424		(7.8)	(6.0)		506		465	479	8.8	5.6		—	—		—	—	—	2,784	2,937	2,903	(5.2)	(4.1)
Provision for loan losses	—	52	2		(100.0)	nm		—		—	—	—	—		—	—		—	—	—	—	52	2	nm	nm
Total expenses	1,739	1,717	1,762		1.3	(1.3)		358		353	373	1.4	(4.0)		6	12		45	(50.0)	(86.7)	2,103	2,082	2,180	1.0	(3.5)
Income before income tax expense	$539	$703	$660		(23.3)	(18.3)		$148		$112	$106	32.1	39.6		$(6)	$(12)		$(45)	(50.0)	(86.7)	$681	$803	$721	(15.2)	(5.5)
Pre-tax margin	23.7%	28.4%	27.2%		(470)	(350)	bps	29.2%		24.1%	22.1%	510	710	bps							24.5%	27.3%	24.8%	(280)	(30)	bps

	Nine Months Ended September 30,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2020	2019	YTD2020 vs. YTD2019		2020	2019		YTD2020 vs. YTD2019		2020	2019	YTD2020 vs. YTD2019	2020		2019	YTD2020 vs. YTD2019
Servicing fees	$3,860	$3,775	2.3%		$—	$—		—%		$—	$—	—%	$3,860		$3,775	2.3%
Management fees	—	—	—		1,329	1,306		1.8		—	—	—	1,329		1,306	1.8
Foreign exchange trading services	998	735	35.8		99	102		(2.9)		—	—	—	1,097		837	31.1
Securities finance	258	353	(26.9)		10	7		42.9		—	—	—	268		360	(25.6)
Software and processing fees	528	483	9.3		1	18		nm		—	—	—	529		501	5.6
Total fee revenue	5,644	5,346	5.6		1,439	1,433		0.4		—	—	—	7,083		6,779	4.5
Net interest income	1,716	1,951	(12.0)		(15)	(21)		(28.6)		—	—	—	1,701		1,930	(11.9)
Total other income	2	(1)	nm		—	—		—		—	—	—	2		(1)	nm
Total revenue	7,362	7,296	0.9		1,424	1,412		0.8		—	—	—	8,786		8,708	0.9
Provision for loan losses	88	7	nm		—	—		—		—	—	—	88		7	nm
Total expenses	5,315	5,391	(1.4)		1,096	1,156		(5.2)		29	80	(63.8)	6,440		6,627	(2.8)
Income before income tax expense	$1,959	$1,898	3.2		$328	$256		28.1		$(29)	$(80)	(63.8)	$2,258		$2,074	8.9
Pre-tax margin	26.6%	26.0%	60	bps	23.0%	18.1%		490	bps			—	25.7%		23.8%	190	bps

(1)Represents costs incurred that are not allocated to a specific line of business, including certain severance and restructuring costs, acquisition costs and certain provisions for legal contingencies.

DM Denotes not meaningful
                                        12

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Spot Rate	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	26%	29%	31%	6%	7%	—%	1%	$28.3	45.7%	0.5%	$441	100% / 0%
Asset-backed securities	—	91	9	—	—	—	—	7.0	11.1	0.9	(23)	0% / 100%
Student loans	—	47	53	—	—	—	—	0.4	5.2	1.0	—
Credit cards	—	100	—	—	—	—	—	0.1	1.3	0.9	—
Auto & equipment	—	74	26	—	—	—	—	1.0	14.6	0.1	—
Non-U.S. residential mortgage backed securities	—	95	5	—	—	—	—	1.9	27.1	0.9	(2)
Collateralized loan obligation	—	100	—	—	—	—	—	3.5	50.2	1.2	(21)
Other	—	11	89	—	—	—	—	0.1	1.6	0.1	—
Mortgage-backed securities	100	—	—	—	—	—	—	15.1	24.5	2.8	415	99% / 1%
Agency MBS	100	—	—	—	—	—	—	15.1	100.0	2.8	415
Non-agency MBS	—	—	—	—	—	—	—	—	—	—	—
CMBS	97	3	—	—	—	—	—	3.2	5.1	1.0	43	23% / 77%
Corporate bonds	—	—	11	37	52	—	—	5.4	8.8	1.4	99	98% / 2%
Covered bonds	—	100	—	—	—	—	—	0.4	0.7	0.2	5	16% / 84%
Municipal bonds	—	24	72	4	—	—	—	0.8	1.4	2.8	62	100% / 0%
Clipper tax-exempt bonds	—	12	58	21	9	—	—	0.8	1.4	4.1	12	0% / 100%
Other	—	30	60	6	4	—	—	0.8	1.3	1.0	12	77% / 23%
Total available-for-sale portfolio	41%	25%	19%	6%	8%	—%	1%	$61.8	100.0%	1.3%	$1,066	82% / 18%

Fair Value	$25.5	$15.6	$11.4	$4.0	$4.9	$0.1	$0.3

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Spot Rate	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	94%	6%	—%	—%	—%	—%	—%	$7.1	14.1%	1.9%	$110	100% / 0%
Asset-backed securities	—	31	63	2	3	1	—	4.7	9.3	1.1	19	2% / 98%
Student loans	—	31	66	—	3	—	—	4.4	92.9	1.1	(38)
Non-U.S. residential mortgage backed securities	—	30	20	25	10	15	—	0.3	7.1	1.9	57
Other	—	—	—	100	—	—	—	—	—	1.1	—
Mortgage-backed securities	100	—	—	—	—	—	—	28.8	57.5	2.7	815	99% / 1%
Agency MBS	100	—	—	—	—	—	—	28.7	99.6	2.7	788
Non-agency MBS	—	—	7	12	14	49	18	0.1	0.4	2.2	27
CMBS	90	10	—	—	—	—	—	4.8	9.5	1.6	170	85% / 15%
Held-to-maturity under money market liquidity facility	—	—	—	—	—	—	100	4.8	9.6	1.3	16	100% / 0%
Total held-for-maturity portfolio	79%	5%	6%	—%	—%	—%	10%	$50.2	100.0%	2.2%	$1,130	89% / 11%

Amortized Cost	$39.7	$2.3	$2.9	$0.1	$0.2	$0.2	$4.8

(1) At September 30, 2020, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $789 million, after-tax unrealized gain on securities held-to-maturity of $836 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $71 million.

(2) At September 30, 2020, fixed-to-floating rate securities had a book value of approximately $206 million or 0.19% of the total portfolio.
                                        13

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other	MMLF
Available-for-sale:
Germany	$3.7	AA	$3.0	$—	$0.6	$0.1	$—	$—	$—
United Kingdom	3.5	AAA	2.5	0.4	0.2	0.4	—	—	—
Canada	3.3	AAA	3.1	—	—	0.2	—	—	—
Australia	2.8	AAA	0.8	1.1	—	0.2	—	0.7	—
France	2.6	AA	1.4	—	0.7	0.3	0.2	—	—
Spain	1.7	BBB	1.6	—	0.1	—	—	—	—
Belgium	1.6	AA	1.5	—	—	—	0.1	—	—
Austria	1.5	AA	1.5	—	—	—	—	—	—
Netherlands	1.4	A	0.5	0.3	0.1	0.5	—	—	—
Ireland	1.2	AA	1.2	—	—	—	—	—	—
Finland	1.2	A	1.2	—	—	—	—	—	—
Italy	1.0	A	0.6	0.1	0.3	—	—	—	—
Japan	0.6	AA	0.6	—	—	—	—	—	—
Luxembourg	0.5	AA	0.4	—	—	0.1	—	—	—
Other	0.6	AA	0.3	—	—	0.2	0.1	—	—
Total Non-U.S. Investments(3)	$27.2		$20.2	$1.9	$2.0	$2.0	$0.4	$0.7	$—
U.S. Investments	34.6
Total available-for-sale	$61.8
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other	MMLF
Held-to-maturity:
Singapore	$0.3	AAA	$0.3	$—	$—	$—	$—	$—	$—
United Kingdom	0.2	AAA	—	0.2	—	—	—	—	—
Germany	0.1	AA	0.1	—	—	—	—	—	—
Australia	0.1	A	—	0.1	—	—	—	—	—
Spain	0.1	BBB	—	0.1	—	—	—	—	—
Total Non-U.S. Investments(3)	$0.8		$0.4	$0.4	$—	$—	$—	$—	$—
U.S. Investments	49.4
Total held-for-maturity	$50.2

Total Portfolio	$112.0

(1) Sovereign debt is reflected in the government / agency column.
(2) As of September 30, 2020, the fair value included $8.1 billion of supranational and non-U.S. agency bonds.
(3) Country of collateral used except for corporates where country of issuer is used.

                                        14

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters							% Change
(Dollars in millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20
Allowance for credit losses:
Beginning balance(1)	$83	$83	$88	$86	$93	$124	$163	85.2%	31.5%
Provision for credit losses (funded commitments)	4	1	2	3	29	57	3	nm	(94.7)
Provision for credit losses (unfunded commitments)(2)	(4)	4	—	3	3	(4)	(2)	nm	(50.0)
Provision for credit losses (held-to-maturity securities and all other)	—	—	—	—	4	(1)	(1)	nm	—
Total provision	—	5	2	6	36	52	—	nm	nm
Charge-offs	—	—	(2)	(1)	(5)	(14)	(14)	nm	—
Other(3)	—	—	(2)	—	—	1	4	nm	nm
Ending balance(4)	$83	$88	$86	$91	$124	$163	$153	77.9	(6.1)

Allowance for credit losses:
Loans	$70	$72	$71	$74	$97	$141	$134	88.7	(5.0)
Held-to-maturity securities	—	—	—	—	4	4	3	nm	(25.0)
Unfunded (off-balance sheet) commitments	13	16	15	17	22	18	15	—	(16.7)
All other	—	—	—	—	1	—	1	nm	nm
Ending balance(4)	$83	$88	$86	$91	$124	$163	$153	77.9	(6.1)

(1) We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Prior to 2020, we recognized allowance for loan losses under an incurred loss model. Upon adoption, we increased the allowance and reduced retained earnings by approximately $2.6 million. As such, the ending balance for 4Q19 will not agree to the opening balance for 1Q20.

(2) Prior to the adoption of ASU 2016-13, the provision for unfunded commitments was recorded within Other expenses in the consolidated statement of income. Upon adoption of ASU 2016-13 in 1Q20, the provision for all assets within scope is recorded within Provision for credit losses in the consolidated statement of income.

(3) Consists primarily of FX translation.
(4) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful
                                        15

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19		3Q20 vs. 2Q20		2019	2020	YTD2020 vs. YTD2019
Fee Revenue:
Total fee revenue, GAAP-basis	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	$2,306	2.1%		(3.0)%		$6,779	$7,083	4.5%
Total fee revenue, excluding notable items	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	$2,306	2.1		(3.0)		$6,779	$7,083	4.5

Total Revenue:
Total revenue, GAAP-basis	$2,932	$2,873	$2,903	$3,048	$3,065	$2,937	$2,784	(4.1)%		(5.2)%		$8,708	$8,786	0.9%
Less: other income	—	—	—	(44)	—	—	—					—	—	—
Total revenue, excluding notable items	$2,932	$2,873	$2,903	$3,004	$3,065	$2,937	$2,784	(4.1)		(5.2)		$8,708	$8,786	0.9

Expenses:
Total expenses, GAAP-basis	$2,293	$2,154	$2,180	$2,407	$2,255	$2,082	$2,103	(3.5)%		1.0%		$6,627	$6,440	(2.8)%
Less: Notable expense items:
Acquisition and restructuring costs(1)	(9)	(12)	(27)	(29)	(11)	(12)	(15)	(44.4)		25.0		(48)	(38)	(20.8)
Repositioning charges	—	—	—	(110)	—	—	—	—		—		—	—	—
Legal and related	(14)	—	(18)	(140)	—	—	9	nm		—		(32)	9	nm
Total expenses, excluding notable items	$2,270	$2,142	$2,135	$2,128	$2,244	$2,070	$2,097	(1.8)		1.3		$6,547	$6,411	(2.1)

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	$2,306	2.1%		(3.0)%		$6,779	$7,083	4.5%
Total expenses, GAAP-basis	2,293	2,154	2,180	2,407	2,255	2,082	2,103	(3.5)		1.0		6,627	6,440	(2.8)
Fee operating leverage, GAAP-basis								560	bps	(400)	bps			730	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	$2,306	2.1%		(3.0)%		$6,779	$7,083	4.5%
Total expenses, excluding notable items (as reconciled above)	2,270	2,142	2,135	2,128	2,244	2,070	2,097	(1.8)		1.3		6,547	6,411	(2.1)
Fee operating leverage, excluding notable items								390	bps	(430)	bps			660	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,932	$2,873	$2,903	$3,048	$3,065	$2,937	$2,784	(4.1)%		(5.2)%		$8,708	$8,786	0.9%
Total expenses, GAAP-basis	2,293	2,154	2,180	2,407	2,255	2,082	2,103	(3.5)		1.0		6,627	6,440	(2.8)
Operating leverage, GAAP-basis								(60)	bps	(620)	bps			370	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$2,932	$2,873	$2,903	$3,004	$3,065	$2,937	$2,784	(4.1)%		(5.2)%		$8,708	$8,786	0.9%
Total expenses, excluding notable items (as reconciled above)	2,270	2,142	2,135	2,128	2,244	2,070	2,097	(1.8)		1.3		6,547	6,411	(2.1)
Operating leverage, excluding notable items								(230)	bps	(650)	bps			300	bps

                                        16

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions, except Earnings per share, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19		3Q20 vs. 2Q20		2019	2020	YTD2020 vs. YTD2019
Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$452	$537	$528	$492	$580	$662	$517	(2.1)%		(21.9)%		$1,517	$1,759	16.0%
Less: Notable items
Acquisition and restructuring costs(1)	9	12	27	29	11	12	15					48	38
Repositioning charges	—	—	—	110	—	—	—					—	—
Legal and related	14	—	18	140	—	—	(9)					32	(9)
Other income	—	—	—	(44)	—	—	—					—	—
Preferred securities redemption(2)	—	—	—	22	9	—	—					—	9
Tax impact of notable items	(2)	(3)	(12)	(25)	(3)	(3)	(4)					(17)	(10)
Net Income Available to Common Shareholders, excluding notable items	$473	$546	$561	$724	$597	$671	$519	(7.5)		(22.7)		$1,580	$1,787	13.1

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.18	$1.42	$1.42	$1.35	$1.62	$1.86	$1.45	2.1%		(22.0)%		$4.03	$4.93	22.3%
Less: Notable items
Acquisition and restructuring costs(1)	0.02	0.03	0.06	0.06	0.02	0.02	0.03					0.11	0.07
Repositioning charges	—	—	—	0.22	—	—	—					—	—
Legal and related	0.04	—	0.03	0.38	—	—	(0.03)					0.06	(0.02)
Other income	—	—	—	(0.09)	—	—	—					—	—
Preferred securities redemption(2)(3)	—	—	—	0.06	0.03	—	—					—	0.03
Diluted earnings per share, excluding notable items	$1.24	$1.45	$1.51	$1.98	$1.67	$1.88	$1.45	(4.0)		(22.9)		$4.20	$5.01	19.3

Pre-tax Margin:
Pre-tax margin, GAAP-basis	21.7%	25.0%	24.8%	20.9%	25.3%	27.3%	24.5%	(30)	bps	(280)	bps	23.8%	25.7%	190	bps
Less: Notable items
Acquisition and restructuring costs(1)	0.3	0.4	1.0	1.0	0.3	0.4	0.5					0.6	0.4
Repositioning charges	—	—	—	3.6	—	—	—					—	—
Legal and related	0.5	—	0.6	4.7	—	—	(0.3)					0.3	(0.1)
Other income	—	—	—	(1.1)	—	—	—					—	—
Pre-tax margin, excluding notable items	22.5%	25.4%	26.4%	29.1%	25.6%	27.7%	24.7%	(170)		(300)		24.7%	26.0%	130

Return on Average Common Equity:
Return on average common equity, GAAP-basis	8.7%	10.1%	9.7%	9.0%	10.9%	12.1%	8.9%	(80)	bps	(320)	bps	9.5%	10.6%	110	bps
Less: Notable items
Acquisition and restructuring costs(1)	0.2	0.2	0.5	0.5	0.2	0.2	0.2					0.2	0.2
Repositioning charges	—	—	—	2.0	—	—	—					—	—
Legal and related	0.2	—	0.3	2.6	—	—	(0.1)					0.1	(0.1)
Other income	—	—	—	(0.8)	—	—	—					—	—
Preferred securities redemption(2)(3)	—	—	—	0.4	0.2	—	—					—	0.1
Tax impact of notable items	—	—	(0.2)	(0.4)	(0.1)	—	—					—	—
Return on average common equity, excluding notable items	9.1%	10.3%	10.3%	13.3%	11.2%	12.3%	9.0%	(130)		(330)		9.8%	10.8%	100

(1) Acquisition and restructuring costs of approximately $15 million in 3Q20, consisting of acquisition costs primarily related to CRD.
(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed all outstanding Series E noncumulative perpetual preferred stock on December 15, 2019 at a redemption price of $750 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $22 million resulted in an EPS impact of approximately ($.06) per share in 2019.

                                        17

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2016(1)	2017	2018(1)	2019
Total revenue:
Total revenue, GAAP-basis	$10,291	$11,266	$12,131	$11,756
Less: Gain on sale	(53)	(56)	—	—
Add: Impact of tax legislation	—	20	—	—
Add: Legal and related	43	—	8	—
Less: Other income	—	—	—	(44)
Total revenue, excluding notable items	10,281	11,230	12,139	11,712

Provision for credit losses	10	2	15	10
Total expenses:
Total expenses, GAAP-basis	8,077	8,269	9,015	9,034
Less:
Acquisition and restructuring costs	(209)	(266)	(24)	(77)
Legal and related	(56)	—	(42)	(172)
Repositioning charges(1)	11	—	(324)	(110)
Acceleration of deferred cash awards	(249)	—	—	—
Total expenses, excluding notable items	7,574	8,003	8,625	8,675
Income before income tax expense, excluding notable items	$2,697	$3,225	$3,499	$3,027

Income before income tax expense, GAAP-basis	$2,204	$2,995	$3,101	$2,712

Pre-tax margin, excluding notable items	26.2%	28.7%	28.8%	25.8%
Pre-tax margin, GAAP-basis	21.4	26.6	25.6	23.1

(1) Includes charges in 2016 that were previously disclosed as "severance costs associated with staffing realignment" and charges in 2018 that were previously disclosed as "Business exit: Channel Islands."

                                        18

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF NOTABLE ITEMS

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20	YTD 2019	YTD 2020	YTD2020 vs. YTD2019
Total revenue:
Total revenue, GAAP-basis	$2,932	$2,873	$2,903	$3,048	$3,065	$2,937	$2,784	(4.1)%	(5.2)%	$8,708	$8,786	0.9%
Less: other income	—	—	—	(44)	—	—	—	—	—	—	—	—
Total revenue, excluding notable items	2,932	2,873	2,903	3,004	3,065	2,937	2,784	(4.1)	(5.2)	$8,708	$8,786	0.9

Total expenses:
Total expenses, GAAP basis	$2,293	$2,154	$2,180	$2,407	$2,255	$2,082	$2,103	(3.5)	1.0	$6,627	$6,440	(2.8)
Less: Notable expense items:
Repositioning charges:
Compensation and employee benefits	—	—	—	(98)	—	—	—	—	—	—	—	—
Occupancy	—	—	—	(12)	—	—	—	—	—	—	—	—
Repositioning charges	—	—	—	(110)	—	—	—	—	—	—	—	—
Acquisition and restructuring costs	(9)	(12)	(27)	(29)	(11)	(12)	(15)	(44.4)	25.0	(48)	(38)	(20.8)
Legal and related	(14)	—	(18)	(140)	—	—	9	nm	—	(32)	9	nm
Total expenses, excluding notable items	2,270	2,142	2,135	2,128	2,244	2,070	2,097	(1.8)	1.3	6,547	6,411	(2.1)
Seasonal expenses	(137)	—	—	—	(151)	—	—	—	—	(137)	(151)	10.2
Total expenses excluding notable items and seasonal expenses	2,133	2,142	2,135	2,128	2,093	2,070	2,097	(1.8)	1.3	6,410	6,260	(2.3)
CRD expenses	(41)	(46)	(56)	(58)	(58)	(61)	(62)	10.7	1.6	(143)	(181)	26.6
CRD related expenses: intangible asset amortization costs	(15)	(17)	(17)	(16)	(17)	(16)	(17)	—	6.3	(49)	(50)	2.0
Total expenses, excluding notable items, seasonal items, CRD and CRD related expenses	2,077	2,079	2,062	2,054	2,018	1,993	2,018	(2.1)	1.3	6,218	6,029	(3.0)

Net Income Available to Common Shareholders, GAAP-basis	$452	$537	$528	$492	$580	$662	$517	(2.1)	(21.9)	$1,517	$1,759	16.0
Notable items as reconciled above: pre-tax	23	12	45	235	11	12	6			80	29
Tax impact on notable items as reconciled above	(2)	(3)	(12)	(25)	(3)	(3)	(4)			(17)	(10)
Preferred security cost	—	—	—	22	9	—	—			—	9
Net Income Available to Common Shareholders, excluding notable items	$473	$546	$561	$724	$597	$671	$519	(7.5)	(22.7)	$1,580	$1,787	13.1

nm Denotes not meaningful
                                        19

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS
GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	3Q19	2Q20	3Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20	3Q20 vs. 3Q19	3Q20 vs. 2Q20
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,272	$1,272	$1,301	$19	$26	$1,282	$1,275	0.8%	0.2%
Management fees	445	425	455	5	5	450	450	1.1	5.9
Foreign exchange trading services	284	344	294	—	—	294	294	3.5	(14.5)
Securities finance	116	92	84	—	—	84	84	(27.6)	(8.7)
Software and processing fees	142	245	172	1	—	171	172	20.4	(29.8)
Total fee revenue	2,259	2,378	2,306	25	31	2,281	2,275	1.0	(4.3)
Net interest income	644	559	478	7	7	471	471	(26.9)	(15.7)
Total other income	—	—	—	—	—	—	—	—	—
Total revenue	$2,903	$2,937	$2,784	$32	$38	$2,752	$2,746	(5.2)	(6.5)

Expenses:
Compensation and employee benefits	$1,083	$1,051	$1,062	$11	$19	$1,051	$1,043	(3.0)	(0.8)
Information systems and communications	376	376	395	1	2	394	393	4.8	4.5
Transaction processing services	254	233	234	3	4	231	230	(9.1)	(1.3)
Occupancy	113	109	109	2	2	107	107	(5.3)	(1.8)
Acquisition and restructuring costs	27	12	15	—	—	15	15	(44.4)	25.0
Amortization of other intangible assets	59	58	59	1	1	58	58	(1.7)	—
Other	268	243	229	3	3	226	226	(15.7)	(7.0)
Total expenses	$2,180	$2,082	$2,103	$21	$31	$2,082	$2,072	(4.5)	(0.5)

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2019	2020	YTD2020 vs. YTD2019	2020	YTD2020 vs. YTD2019
GAAP-Basis Results:
Fee revenue:
Servicing fees	$3,775	$3,860	$(2)	$3,862	2.3%
Management fees	1,306	1,329	(1)	1,330	1.8
Foreign exchange trading services	837	1,097	—	1,097	31.1
Securities finance	360	268	—	268	(25.6)
Software and processing fees	501	529	—	529	5.6
Total fee revenue	6,779	7,083	(3)	7,086	4.5
Net interest income	1,930	1,701	(5)	1,706	(11.6)
Total other income	(1)	2	—	2	nm
Total revenue	8,708	8,786	$(8)	8,794	1.0
Expenses:
Compensation and employee benefits	3,396	3,321	$(15)	3,336	(1.8)
Information systems and communications	1,103	1,156	(1)	1,157	4.9
Transaction processing services	741	721	—	721	(2.7)
Occupancy	344	327	(2)	329	(4.4)
Acquisition and restructuring costs	48	38	—	38	(20.8)
Amortization of other intangible assets	178	175	—	175	(1.7)
Other	817	702	(1)	703	(14.0)
Total expenses	6,627	6,440	$(19)	6,459	(2.5)

nm Denotes not meaningful

                                        20

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
Consolidated total assets		$228,332	$241,540	$244,606	$245,610	$362,527	$280,242	$272,075
Less:
Goodwill		7,549	7,565	7,500	7,556	7,506	7,538	7,607
Other intangible assets		2,208	2,155	2,077	2,030	1,963	1,914	1,870
Cash balances held at central banks in excess of required reserves		44,294	52,847	57,330	65,812	144,955	87,585	72,210
Adjusted assets		174,281	178,973	177,699	170,212	208,103	183,205	190,388
Plus related deferred tax liabilities		464	464	462	475	476	479	486
Total tangible assets	A	$174,745	$179,437	$178,161	$170,687	$208,579	$183,684	$190,874
Consolidated total common shareholders' equity		$21,348	$21,764	$21,519	$21,469	$21,390	$22,402	$23,087
Less:
Goodwill		7,549	7,565	7,500	7,556	7,506	7,538	7,607
Other intangible assets		2,208	2,155	2,077	2,030	1,963	1,914	1,870
Adjusted equity		11,591	12,044	11,942	11,883	11,921	12,950	13,610
Plus related deferred tax liabilities		464	464	462	475	476	479	486
Total tangible common equity	B	$12,055	$12,508	$12,404	$12,358	$12,397	$13,429	$14,096
Tangible common equity ratio	B/A	6.9%	7.0%	7.0%	7.2%	5.9%	7.3%	7.4%

GAAP-basis:
Net income available to common shareholders		$452	$537	$528	$492	$580	$662	$517
Return on tangible common equity		15.0%	15.8%	16.3%	16.3%	18.7%	18.5%	16.6%

                                        21

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q19		2Q19		3Q19		4Q19		1Q20		2Q20		3Q20
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	12.1%	11.5%	12.3%	11.5%	12.2%	11.3%	11.7%	11.7%	11.1%	10.7%	12.7%	12.3%	12.8%	12.4%
Tier 1 capital	15.9	15.0	15.9	14.9	15.9	14.6	14.5	14.6	13.4	12.9	15.1	14.6	15.1	14.6
Total capital	16.7	15.9	16.6	15.5	16.5	15.3	15.6	15.7	14.5	14.1	16.0	15.7	16.0	15.6
Tier 1 leverage	7.4	7.4	7.6	7.6	7.4	7.4	6.9	6.9	6.1	6.1	6.1	6.1	6.6	6.6

Supporting Calculations:
Common equity tier 1 capital	$11,899	$11,899	$12,367	$12,367	$12,229	$12,229	$12,213	$12,213	$12,115	$12,115	$13,168	$13,168	$13,825	$13,825
Total risk-weighted assets	98,023	103,643	100,699	107,972	100,327	108,701	104,364	104,005	109,056	112,763	103,762	106,839	108,027	111,606
Common equity tier 1 risk-based capital ratio	12.1%	11.5%	12.3%	11.5%	12.2%	11.3%	11.7%	11.7%	11.1%	10.7%	12.7%	12.3%	12.8%	12.4%

Tier 1 capital	$15,589	$15,589	$16,058	$16,058	$15,919	$15,919	$15,175	$15,175	$14,586	$14,586	$15,639	$15,639	$16,296	$16,296
Total risk-weighted assets	98,023	103,643	100,699	107,972	100,327	108,701	104,364	104,005	109,056	112,763	103,762	106,839	108,027	111,606
Tier 1 risk-based capital ratio	15.9%	15.0%	15.9%	14.9%	15.9%	14.6%	14.5%	14.6%	13.4%	12.9%	15.1%	14.6%	15.1%	14.6%

Total capital	$16,386	$16,460	$16,672	$16,748	$16,530	$16,612	$16,275	$16,360	$15,771	$15,877	$16,650	$16,766	$17,290	$17,413
Total risk-weighted assets	98,023	103,643	100,699	107,972	100,327	108,701	104,364	104,005	109,056	112,763	103,762	106,839	108,027	111,606
Total risk-based capital ratio	16.7%	15.9%	16.6%	15.5%	16.5%	15.3%	15.6%	15.7%	14.5%	14.1%	16.0%	15.7%	16.0%	15.6%

Tier 1 capital	$15,589	$15,589	$16,058	$16,058	$15,919	$15,919	$15,175	$15,175	$14,586	$14,586	$15,639	$15,639	$16,296	$16,296
Adjusted quarterly average assets	210,099	210,099	212,127	212,127	213,997	213,997	219,624	219,624	239,861	239,861	256,418	256,418	247,762	247,762
Tier 1 leverage ratio	7.4%	7.4%	7.6%	7.6%	7.4%	7.4%	6.9%	6.9%	6.1%	6.1%	6.1%	6.1%	6.6%	6.6%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.
                                        22

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, which was implemented as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

The following tables reconcile our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of September 30, 2020 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	A	$16,296	$17,578
On-and off-balance sheet leverage exposure		206,985	217,362
Less: regulatory deductions		(9,261)	(8,828)
Total assets for SLR	B	197,724	208,534
Supplementary Leverage Ratio	A/B	8.2%	8.4%

As of June 30, 2020 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	C	$15,639	$16,998
On-and off-balance sheet leverage exposure		198,266	208,344
Less: regulatory deductions		(9,234)	(8,824)
Total assets for SLR	D	189,032	199,520
Supplementary Leverage Ratio	C/D	8.3%	8.5%

As of March 31, 2020 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	E	$14,586	$17,342
On-and off-balance sheet leverage exposure		279,537	275,700
Less: regulatory deductions		(9,275)	(8,837)
Total assets for SLR	F	270,262	266,863
Supplementary Leverage Ratio	E/F	5.4%	6.5%

As of December 31, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	G	$15,175	$16,617
On-and off-balance sheet leverage exposure		257,124	253,500
Less: regulatory deductions		(9,262)	(8,837)
Total assets for SLR	H	247,862	244,663
Supplementary Leverage Ratio	G/H	6.1%	6.8%

As of September 30, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	I	$15,919	$17,466
On-and off-balance sheet leverage exposure		251,304	247,529
Less: regulatory deductions		(9,276)	(8,845)
Total assets for SLR	J	242,028	238,684
Supplementary Leverage Ratio	I/J	6.6%	7.3%

As of June 30, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	K	$16,058	$17,611
On-and off-balance sheet leverage exposure		248,690	245,118
Less: regulatory deductions		(9,387)	(8,980)
Total assets for SLR	L	239,303	236,138
Supplementary Leverage Ratio	K/L	6.7%	7.5%

As of March 31, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	M	$15,589	17,196
On-and off-balance sheet leverage exposure		245,449	242,506
Less: regulatory deductions		(9,461)	(9,017)
Total assets for SLR	N	235,988	233,489
Supplementary Leverage Ratio	M/N	6.6%	7.4%
                                        23